                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1993*


Central Counties Corporation
State of Incorporation:  Pennsylvania

Collection Services Corporation
State of Incorporation:  Pennsylvania

Girard Corporation
State of Incorporation:  Pennsylvania

InvestNet Corporation
State of Incorporation:  Delaware

Mellon Accounting Services, Inc.
State of Incorporation:  Delaware

Mellon Asia Limited
Incorporation:  Hong Kong

Mellon Bank Community Development Corporation
State of Incorporation:  Pennsylvania

Mellon Bank, N.A.
Incorporation:  United States

    o   AFCO Credit Corporation
        State of Incorporation:  New York

        oo   AFCO Acceptance Corporation
             State of Incorporation:  California

        oo   AFCO Service, Inc.
             State of Incorporation:  California

    o   A P Beaumeade, Inc.
        State of Incorporation:  Delaware

    o   A P Colorado, Inc.
        State of Incorporation:  Colorado

* Certain subsidiaries have been omitted from this list. These subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary as defined in Rule 1-02(v) of Regulation S-X.

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1993

    o   A P Colorado, Inc. #2
        State of Incorporation:  Colorado

    o   APD Chimney Lakes, Inc.
        State of Incorporation:  Florida

    o   APD Cross Creek, Inc.
        State of Incorporation:  Florida

    o   APD Cypress Springs, Inc.
        State of Incorporation:  Florida

    o   A P East, Inc.
        State of Incorporation:  Delaware

    o   A P Management, Inc.
        State of Incorporation:  Pennsylvania

    o   AP Properties Minnesota, Inc.
        State of Incorporation:  Minnesota

    o   AP Residential Realty, Inc.
        State of Incorporation:  Pennsylvania

    o   A P Rural Land, Inc.
        State of Incorporation:  Pennsylvania

    o   APME Company, Inc.
        State of Incorporation:  Wisconsin

    o   APU Chimney Lakes, Inc.
        State of Incorporation:  Florida

    o   APU Cross Creek, Inc.
        State of Incorporation:  Florida

    o   APU Cypress Springs, Inc.
        State of Incorporation:  Florida

    o   Citmelex Corporation
        State of Incorporation:  Delaware

    o   Commonwealth National Mortgage Company
        State of Incorporation:  Pennsylvania

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1993

    o   East Properties Inc.
        State of Incorporation:  Delaware

    o   Isleworth Properties, Inc.
        State of Incorporation:  Florida

    o   Mellon Bank Canada
        Incorporation:  Canada

        oo   CAFO, Inc.
             Incorporation:  Canada

        oo   Mellon Bank Canada Leasing, Inc.
             Incorporation:  Canada

        oo   The R-M Trust Company
             Incorporation:  Canada (80% ownership)

    o   Mellon Consumer Leasing Corporation
        State of Incorporation:  Pennsylvania

    o   Mellon Europe Limited
        Incorporation:  England

    o   Mellon Financial Services Corporation #3
        State of Incorporation:  Pennsylvania

        oo   Mellon International Leasing Company
             State of Incorporation:  Delaware

        oo   Pontus, Inc.
             State of Incorporation:  Delaware

    o   Mellon Investment Products Company
        State of Incorporation:  Delaware

    o   Mellon Overseas Investment Corporation
        Incorporation:  United States

        oo   Mellon Bank Representacoes, Ltda.
             Incorporation:  Brazil

        oo   Mellon International Investment Corporation
             Incorporation:  British West Indies

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1993
        oo   Mellon Securities Limited
             State of Incorporation:  Pennsylvania

        oo   B.I.E. Corporation
             Incorporation:  British West Indies

    o   Melnamor Corporation
        State of Incorporation:  Pennsylvania

        oo   A P Colorado, Inc. #3
             State of Incorporation:  Colorado

        oo   A P Meritor, Inc.
             State of Incorporation:  Minnesota

        oo   Baldorioty de Castro Development Corporation
             Incorporation:  Puerto Rico

        oo   Bridgewater Land Company, Inc.
             State of Incorporation:  Massachusetts

        oo   Cacalaba, Inc.
             State of Incorporation:  New Mexico

        oo   Casals Development Corporation
             Incorporation:  Puerto Rico

        oo   CEBC, Inc.
             Incorporation:  Puerto Rico

        oo   Costamar Development Corporation
             Incorporation:  Puerto Rico

        oo   FSFC, Inc.
             State of Incorporation:  Pennsylvania

        oo   Festival, Inc.
             State of Incorporation:  Virginia

        oo   Holiday Properties, Inc.
             State of Incorporation:  Alabama

        oo   Laplace Land Company, Inc.
             State of Incorporation:  Louisiana

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1993
      oo  Promenade, Inc.
          State of Incorporation:  California

      oo  SKAP #7, Inc.
          State of Incorporation:  Texas

      oo  Texas AP, Inc.
          State of Incorporation:  Texas

      oo  Trilem, Inc.
          State of Incorporation:  Pennsylvania

      oo  Vacation Properties, Inc.
          State of Incorporation:  North Carolina

   o  Mellon/McMahan Real Estate Advisors, Inc.
      State of Incorporation:  California

   o  MelPenn Realty Company
      State of Incorporation:  Pennsylvania

   o  Meritor Capital Resources, Inc.
      State of Incorporation:  Delaware

   o  Meritor Mortgage Corporation - East
      State of Incorporation:  Pennsylvania

      oo  Central Valley Management Co., Inc.
          State of Incorporation:  Pennsylvania

   o  Vertical Technologies, Inc.
      State of Incorporation:  North Carolina

   o  XYZ Sub Corporation
      State of Incorporation:  New York

Boston Group Holdings, Inc.
State of Incorporation:  Massachusetts

   o  Shearson Venture Capital Inc.
      State of Incorporation:  Delaware

      oo  Shearson Summit Euromanagement Inc.
          State of Incorporation:  Delaware

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1993
      oo  Shearson Summit Europartners Inc.
          State of Incorporation:  Delaware

      oo  Shearson Summit Management Inc.
          State of Incorporation:  Delaware

      oo  Shearson Summit Partners Inc.
          State of Incorporation:  Delaware

   o  The Boston Company, Inc.
      State of Incorporation:  Massachusetts

      oo  Boston Safe Deposit and Trust Company
          State of Incorporation:  Massachusetts

          -  Boston Safe (Nominees) Limited
             Incorporation: England

          -  MY, Inc.
             State of Incorporation:  Massachusetts

          -  Reco, Inc.
             State of Incorporation:  Massachusetts

          -  TBC Securities Co., Inc.
             State of Incorporation:  Massachusetts

      oo  Boston Safe Deposit and Trust Company of California
          State of Incorporation:  California

      oo  Boston Safe Deposit and Trust Company of New York
          State of Incorporation:  New York

      oo  First Boylston Corporation
          State of Incorporation:  Massachusetts

      oo  Premier Unit Trust Administration Limited
          Incorporation:  England

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1993
      oo  The Boston Company Advisors, Inc.
          State of Incorporation:  Massachusetts

          -  TBCA The Boston Company Advisors S.A.
             Incorporation:  Switzerland

          -  The Boston Company Advisors (Bermuda) Ltd.
             Incorporation:  Bermuda

      oo  The Boston Company Energy Advisors, Inc.
          State of Incorporation:  Massachusetts

      oo  The Boston Company Financial Strategies Group, Inc.
          State of Incorporation:  Massachusetts

          -  Boston Hambro Corp.
             State of Incorporation:  Massachusetts (50% ownership)

      oo  The Boston Company Financial Strategies, Inc.
          State of Incorporation:  Massachusetts

      oo  The Boston Company Income Securities Advisors, Inc.
          State of Incorporation:  Massachusetts

      oo  The Boston Company Institutional Investors, Inc.
          State of Incorporation:  Massachusetts

      oo  The Boston Company Overseas Banking Corporation
          State of Incorporation:  New York

      oo  The Boston Company of Southern California
          State of Incorporation:  California

      oo  The Boston Finance Company
          State of Incorporation:  Delaware

      oo  Wellington-Medford II Properties, Inc.
          State of Incorporation:  Massachusetts

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1993

Mellon Bank (DE) National Association
Incorporation:  United States

   o  MBC Insurance Agency, Inc.
      State of Incorporation:  Delaware

   o  The Shelter Group, Inc.
      State of Incorporation:  Delaware

   o  Wilprop, Inc.
      State of Incorporation:  Delaware

Mellon EFT Services Corporation
State of Incorporation:  Pennsylvania

Mellon Financial Company
State of Incorporation:  Pennsylvania

Mellon Financial Corporation (MD)
State of Incorporation:  Maryland

   o  Mellon Bank (MD)
      State of Incorporation:  Maryland

      oo  Baltimore Realty Corporation
          State of Incorporation:  Maryland

      oo  Colgate Properties Corporation
          State of Incorporation:  Texas

MBC Investments Corporation
State of Incorporation:  Delaware

   o  Franklin Portfolio Associates Trust
      State of Incorporation:  Massachusetts

   o  Laurel Capital Advisors
      State of Incorporation:  Pennsylvania

   o  Mellon Bond Associates
      State of Incorporation:  Pennsylvania

   o  Mellon Capital Management Corporation
      State of Incorporation:  Delaware

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1993

   o  Mellon Equity Associates
      State of Incorporation:  Pennsylvania

   o  Mellon Financial Services Corporation #1
      State of Incorporation:  Delaware

      oo  Allomon Corporation
          State of Incorporation:  Pennsylvania

          -  APT Holdings Corporation
             State of Incorporation:  Delaware

          -  Lucien Land Company, Inc.
             State of Incorporation:  Florida

             -  APD Crossings, Inc.
                State of Incorporation:  Florida

      oo  Mellon Financial Services Corporation #2
          State of Incorporation:  Delaware

      oo  Mellon Financial Services Corporation #4
          State of Incorporation:  Pennsylvania

          -  Beaver Valley Leasing Corporation
             State of Incorporation:  Pennsylvania

          -  Katrena Corporation
             State of Incorporation:  Delaware (80% ownership)

          -  Mellon Financial Services Corporation #13
             State of Incorporation:  Alabama

          -  Mellon International Aircraft Leasing Corporation #1
             State of Incorporation:  Delaware

          -  MFS Leasing Corp.
             State of Incorporation:  Delaware

      oo  Mellon Financial Services Corporation #11
          State of Incorporation:  Delaware

          -  Mellon Financial Services Corporation #5
             State of Incorporation:  Louisiana

                                                                        Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1993

               -  Mellon Financial Services Corporation #10
                  State of Incorporation:  Louisiana

            -  Mellon Mortgage Company
               State of Incorporation:  Colorado

            -  Mellon Properties Company
               State of Incorporation:  Louisiana

      oo  Mellon Financial Services Corporation #20
          (Mellon Universe Management Group)
          State of Incorporation:  Delaware

   o  Mellon-France Corporation
      State of Incorporation:  Pennsylvania

      oo  CCF-Mellon Partners
          State of Incorporation:  Pennsylvania (50% ownership)

   o  Mellon Global Investing Corp.
      State of Incorporation:  New York

      oo  Pareto Partners (Pareto Partners, New York)
          State of Incorporation:  New York (65% ownership)

   o  Mellon Insurance Agency, Inc.
      State of Incorporation:  Pennsylvania

   o  MGIC-UK Ltd.
      Incorporation:  England

      oo  Pareto Partners (Pareto Partners, U.K.)
          Incorporation:  England (65% ownership)

   o  Mellon Life Insurance Company
      State of Incorporation:  Delaware

Mellon Financial Services Corporation #17
(Mellon Securities Transfer Services)
State of Incorporation:  Delaware

Mellon Securities Trust Company
State of Incorporation:  New York